Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1 TO AMENDED AND RESTATED CARDIOLITE LICENSE AND SUPPLY AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Cardiolite License and Supply Agreement by and between Lantheus Medical Imaging, Inc. (“LMI”) and Cardinal Health 414, LLC (“Licensee”) entered into as of January 1, 2009 and effective as of January 1, 2004 (the “Agreement”) is made by and between LMI and Licensee as of this 9th day of February 2012 (“Amendment Date”).

WHEREAS, Licensee and LMI have determined that the Agreement should be modified as set forth in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Definitions.  Terms defined in the Agreement and not otherwise defined in this Amendment are used herein with the meanings ascribed to them in the Agreement.

2.                                      Minimum Purchase Obligation.  The Parties agree that in full replacement of the remaining purchase obligations set forth in Section 2.24, from and after **** and for the balance of the term of the Agreement (as amended hereby) Licensee shall purchase from LMI Sestamibi Products as follows:

2.1.   In full replacement and complete satisfaction of any remaining minimum purchase obligation otherwise set forth in the Agreement for the Compliance Period ending ****, no later than **** (****) **** following the Amendment Date, Licensee shall purchase from LMI **** at a price of $****.

2.2.   In full replacement and complete satisfaction of any remaining minimum purchase obligation otherwise set forth in the Agreement for each Compliance Period set forth below, on or before the end of such respective Compliance Period, Licensee shall purchase from LMI the quantity of vials of Sestamibi Products for such Compliance Period specified below at a price of $****, provided that for the Compliance Period ending ****, the Sestamibi Products shall be **** and for the final **** Compliance Periods in ****, the Sestamibi Products shall be **** thereof as Licensee specifies to LMI with at least **** (****) days written notice prior to each order:

Compliance Period	Quantity
Quarter ending ****	****
Quarter ending ****	****
Quarter ending ****	****
Quarter ending ****	****

In addition to the immediately preceding sentence in this Section 2.2, for the final **** Compliance Periods in ****, Licensee shall purchase from LMI an additional aggregate amount of **** of Sestamibi Products at a price of $****, such Sestamibi Products to be **** thereof as

Licensee specifies to LMI with at least **** (****) days written notice prior to each order and which purchases may be spread across such final **** Compliance Periods at Licensee’s reasonable discretion.

2.3.   Licensee shall also purchase from LMI and LMI shall sell to Licensee an additional **** of Sestamibi Products at a price of $****, such additional purchase and sale to occur no earlier than **** and no later than ****, at LMI’s reasonable discretion.  Sestamibi Products purchased and sold under this Section 2.3 may include **** thereof, at Licensee’s reasonable discretion.

2.4.  From and after the date of this Amendment, Sections 2.06, 2.07, 2.08, 2.09,  2.11, 2.23 (except for the first and last sentences), 2.24 and 3.01(c)(A) of the Agreement, and any applicable Exhibits referenced in any of the foregoing Sections, shall be deleted in their entirety and have no force or effect.  For the avoidance of doubt, no **** under any of the foregoing Sections shall apply after ****.  From and after the date of this Amendment, Section 2.03 of the Agreement is hereby deleted in its entirety and replaced as follows:

“Supply of Vials:  During the term of this Agreement, LMI shall supply vials of Sestamibi Products in accordance with Section 2.16 and 2.17 and the terms of the Amendment.  Title and risk of loss to the Sestamibi Products shall pass to Licensee immediately upon **** pursuant to the terms of this Agreement.  Licensee hereby represents and warrants that Licensee will properly dispose of such material in accordance with the rules and regulations promulgated by the U.S. Nuclear Regulatory Commission and all other applicable state and federal Government regulations, including those covering pollution, hazardous substances, or the protection of human health, the environment or natural resources.”

3.                                      **** Pricing.  In connection with the remaining minimum purchase obligations set forth in Section 2 of this Amendment, from and after the date of the Amendment and through ****, Section 2.26 of the Agreement shall continue to apply; provided, however, that it shall be based upon the **** pricing as **** equivalent (based on a **** utilization) in effect under the Agreement immediately prior to the Amendment Date (i.e.:  $**** or $**** for ****, and $**** or $**** for ****).  From and after ****, Section 2.26 shall no longer apply and have no further force or effect.

4.                                      Term and Termination.  Section 3.01 of the Agreement shall be amended such that the date of “December 31, 2012” appearing in the first sentence thereof shall be deleted and replaced with “the later to occur of December 31, 2012 or the date on which the purchase obligation set forth in section 2.3 of Amendment No. 1 to the Agreement shall have been consummated”.

5.                                      Effect of Termination.  Section 3.03 of the Agreement shall be deleted in its entirety and have no force or effect.  For the avoidance of doubt, following the termination date of the Agreement, Licensee shall not be restricted in any way from selling unit doses of any Sestamibi Products purchased from LMI prior to the termination date other than as specified in Section 7 hereof and in accordance with the FDA labeling for such Sestamibi Products or as specified by applicable law.

6.                                      No Further Changes.  Except as specifically amended hereby, the Agreement shall remain in full force and effect and otherwise unmodified.  All amendments in Sections 2 through 5 of this Amendment shall be deemed made as of the Amendment Date, and the Agreement shall not be deemed to have been modified until the Amendment Date.

7.                                      Sestamibi Products Expiry.  Without limitation to any other provision in the Agreement, LMI shall use commercially reasonable efforts to deliver Sestamibi Products to Licensee with useful life prior to product expiration (“Product Dating”) of an average of at least **** months and in accordance with the FDA labeling for such Sestamibi Products.  Without limitation to any other rights or remedies under the Agreement, including Product Exchanges permitted below, Licensee may reject Sestamibi Products delivered with less than **** months Product Dating.

Notwithstanding the foregoing, if any Sestamibi Products purchased under Section 2.2 above during the Compliance Period ending ****, or purchased under Section 2.3 above (collectively, the “Final Sestamibi Products”), are delivered to Licensee with less than **** months Product Dating, Licensee shall have the right, at its sole option, to return such Final Sestamibi Products to LMI upon expiration of such Final Sestamibi Products, and LMI shall promptly replace such Final Sestamibi Products at no cost to Licensee, subject to the calculations below (“Product Exchange”).  For the avoidance of doubt, the Product Exchange terms set forth in this Section shall survive termination of the Agreement.  Eligible Product Exchange amounts shall be separately calculated for each delivery as follows:

a.              Baseline Amount:  For Final Sestamibi Products delivered with less than **** months Product Dating, an estimated monthly vial usage baseline shall be calculated by evenly prorating the total number of vials of such Final Sestamibi Products across **** months (“Baseline Amount”).  For the avoidance of doubt, the Baseline Amount applies only for purposes of establishing a Product Exchange amount, and shall in no way bind Licensee to any set monthly usage amount of Final Sestamibi Products.

b.              Net Product Dating:  A net product dating amount shall be calculated for the Final Sestamibi Products delivered with less than **** months Product Dating, based upon the difference between **** months Product Dating and the actual number of months Product Dating applicable to such Final Sestamibi Products (“Net Product Dating”).

c.               Product Exchange Amount Calculation:  The Product Exchange amount for each applicable delivery of Final Sestamibi Products shall equal the Baseline Amount multiplied by the Net Product Dating.  In the event that Product Dating is not uniform throughout all Final Sestamibi Products included within a single delivery, separate Product Exchange calculations shall be made for each group of Final Sestamibi Products with the same Product Dating, using the formula above for each group; provided, that LMI shall use reasonable efforts to include Final Sestamibi Products with uniform Product Dating throughout each delivery.

d.              Example:  By way of example only, if Licensee receives a delivery of Final Sestamibi Products on ****, including 20,000 vials with **** months Product Dating, 45,000 vials with **** months Product Dating, and 28,000 vials with **** months Product Dating, the following Product Exchange amounts shall apply:  1. For the 20,000 vials with **** months Product Dating, the Product Exchange amount shall equal **** vials (i.e. ****); 2.  For the 45,000 vials with **** months Product Dating, the Product Exchange amount shall equal **** vials (i.e. ****); and 3.  For the 28,000 vials with ****months Product Dating, no Product Exchange amount shall apply.

e.               Usage of Final Sestamibi Products:  In connection with its usage of Final Sestamibi Products, Licensee will make commercially reasonable efforts to use Final Sestamibi Products having the shortest remaining Product Dating first so as to minimize the aggregate amount of Product Exchange otherwise due under this Section 7.

As of the Amendment Date, Licensee releases and forever discharges LMI from any claims, damages, liabilities or causes of action arising from or related to ****, and LMI releases and forever discharges Licensee from any claims, damages, liabilities or causes of action arising from or related to ****.

8.                                      Gallium Purchase Obligation.  For the period from July 1, 2012 through December 31, 2012, Licensee shall purchase at least **** percent (****%) of its requirements for Gallium-67 in vial sizes to be reasonably specified by Licensee (as evidenced by reasonable documentation made reasonably available to LMI or its representatives), in accordance with a delivery schedule reasonably requested by Licensee based upon its business needs, at a price of $**** per millicurie.  Such purchases of Gallium-67 specified in this Section 8 shall be made pursuant to the terms and provisions of the Amended and Restated Supply Agreement (Thallium and Generators), as amended, entered into as of January 1, 2009 and effective as of October 1, 2004, in a manner similar to the purchase of Thallium-201 otherwise contemplated thereunder.

9.                                      General.  This Amendment may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.  Signatures hereto may be delivered by facsimile or a “pdf” file through electronic mail, and such delivery will have the same effect as the delivery of the paper document bearing the actual handwritten signatures.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.  LMI and Licensee understand and agree that each and every term and condition of this Amendment, have or has been mutually negotiated, prepared and drafted, and in connection with the interpretation or construction of such term or condition or this Amendment, no consideration will be given to the issue of which of LMI or Licensee prepared, drafted or requested any term or condition of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Date.

Signed for and on behalf of Cardinal Health 414, LLC

Signature:	/s/ Thomas J. Rafferty

By:	Thomas J. Rafferty

Title:	VP – Strategic Sourcing

Signed for and on behalf of Lantheus Medical Imaging, Inc.

Signature:	/s/ Michael P. Duffy

By:	Michael P. Duffy

Title:	Vice President and Secretary